Advisors Disciplined Trusts 2158, 2161, 2171, 2172, 2173, 2174, 2175, 2176, 2177, 2178, 2179, 2180, 2181, 2183, 2184, 2185 and 2195

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, effective September 1, 2023 the following is added under “Understanding Your Investment—How to Buy Units—Reducing Your Sales Fee”:

“Certain Self-Directed Brokerage Platforms.  Purchases of units through E*TRADE and/or any other Morgan Stanley self-directed brokerage platform will be executed at the public offering price per unit less the applicable dealer concession. This discount applies during the initial offering period and in the secondary market.”

Supplement Dated: August 29, 2023